Exhibit 10.2

Execution Copy

AMENDMENT NO. 4 TO

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of July 12, 2005 is entered into by and among Ball Capital Corp. II, a Delaware corporation, as Seller (the “Seller”), Ball Corporation, an Indiana corporation, as Servicer (the “Servicer”), Jupiter Securitization Corporation, as Conduit (the “Conduit”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as Managing Agent (the “Managing Agent), the funding sources party hereto as the financial institutions (the “Financial Institutions” and together with the Conduits, the “Purchasers”), and JPMorgan as agent for the Purchasers party to the “Agreement” (as defined below) (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Seller, the Servicer, the Purchasers, the Managing Agent and the Collateral Agent have entered into that certain Receivables Purchase Agreement dated as of June 11, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Seller has requested that the Purchasers, the Managing Agent and the Collateral Agent consent to an amendment of the Agreement; and

WHEREAS, the parties hereto have agreed to amend the Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 2.   Amendment to the Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(a)        The definition of the term “Purchase Limit” set forth in Exhibit I of the Agreement is hereby amended to replace the reference therein to “$200,000,000” with a reference to “$225,000,000” therefor.

(b)        Schedule A of the Agreement is hereby amended to replace the reference therein to “$200,000,000” with a reference to “$225,000,000” therefor.

Exhibit 10.2 (continued)

SECTION 3.	Representations and Warranties of the Seller and the Servicer.

(a)        Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment; provided that in the case of any representation or warranty in the Agreement that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 3(a) shall be made as of such earlier date.

(b)        Each of the Servicer and the Seller hereby represents and warrants (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or an event that with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

SECTION 4.         Condition Precedent. This Amendment shall become effective as of the date above first written, upon receipt by the Collateral Agent of counterparts of this Amendment executed by the parties hereto.

SECTION 5.	Reference to Agreement.

(a)        From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement as amended by this Amendment.

(b)        Except as specifically amended hereby, the Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

Exhibit 10.2 (continued)

SECTION 6.    Costs and Expenses; Fees. The Seller agrees to pay all reasonable costs, reasonable fees and reasonable out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys representing the Collateral Agent, which attorneys may be employees of the Collateral Agent) incurred by the Collateral Agent in connection with the preparation, execution and enforcement of this Amendment.

SECTION 7.   CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 8.    Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 9.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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Exhibit 10.2 (continued)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BALL CAPITAL CORP. II, as Seller

By:______________________________

Name:

Title:

BALL CORPORATION, as Servicer

By:______________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Collateral Agent

By:______________________________

Name:

Title:

JUPITER SECURITIZATION CORPORATION, as Conduit

By:______________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as a Financial Institution in the Jupiter Purchase Group, and as the Managing Agent for the Jupiter Purchase Group

By:______________________________

Name:

Title: